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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 18, 2003 related to the financial statements of AAC Investors (the Successor Company) and Asset Acceptance Holdings LLC (the Predecessor Company) included in the Registration Statement (Form S-1 no.
333-      ) and related prospectus of Asset Acceptance Capital Corp. dated
October 24, 2004.


Detroit, Michigan
October 24, 2003